UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22760

Oppenheimer Diversified Alternatives Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/28/2013

Item 1.	Reports to Stockholders.

3 | 31 | 2013

SEMIANNUAL REPORT

Oppenheimer Diversified Alternatives Fund

OPPENHEIMERFUNDS™

THE RIGHT WAY TO INVEST

Class A Shares

CUMULATIVE TOTAL RETURNS AT 3/28/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index
Since Inception (12/28/12)	2.50%	-3.39%	-0.22%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through March 31, 2013.

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Fund Performance Discussion

Since its inception on December 28, 2012, the Fund’s Class A shares (without sales charge) produced a return of 2.50%, outperforming the Barclays U.S. Aggregate Bond Index, which returned -0.22%. The Fund is intended as a solution for diversified exposure to alternative asset classes. We use a fund-of-funds structure and invest in a variety of actively managed strategies.

At period end, the Fund had approximately 22% of its assets allocated to Oppenheimer SteelPath Master MLP Fund, LLC, 21% to Oppenheimer Real Estate Fund, 14.5% to Oppenheimer Commodity Strategy Total Return Fund, 14.5% to Oppenheimer Currency Opportunities Fund, 13% to Oppenheimer Gold & Special Minerals Fund, 10% to Oppenheimer Global Multi Strategies Fund and 5% to Oppenheimer Short Duration Fund.

MARKET OVERVIEW

Since the inception of the Fund through period end, equity markets climbed as the Federal Reserve, the Bank of Japan (“BOJ”), the Bank of England and a host of other central banks took steps to maintain highly accommodative monetary policies and stimulate their respective economies. Positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and helped send the equity markets to new highs, pressuring bond yields until late in the period when European turmoil recaptured the headlines. The dollar climbed against 10 of the 16 currencies of the largest U.S. trading partners. This generally had a detrimental effect on commodities as a rising dollar is generally negative for commodities and certain hard assets priced in dollars. The Cyprus banking crisis negatively impacted European markets, which remained in recession. Although we do not see much risk of contagion from the troubles of banks in Cyprus, a weakening Eurozone is not helped by such gyrations and uncertainty. Election results in Italy also weighed on markets and pressured the euro, which fell versus the U.S. dollar. The expectation of aggressive quantitative easing in Japan pushed the yen lower, and the newly installed head of the BOJ announced a massive money printing experiment.

FUND REVIEW

Under circumstances where almost every central bank that can print money was doing so, interest rates were stuck near zero and policymakers faced budget deficits and unfunded entitlements as far as the eye can see, our diversified approach to portfolio construction was a positive this period. During this time, the Fund’s performance was driven by its exposure to Master Limited Partnerships (“MLPs”) through its investment in Oppenheimer SteelPath Master MLP Fund,

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    3

LLC. This underlying fund invests in energy infrastructure MLPs, and may offer tax-advantaged price appreciation as well as a steady stream of income. After stepping aside at the end of 2012 to await resolution of the fiscal cliff, investors returned to this asset class in a search for distributions in a yield-starved world. We believe investor interest in distributions remains strong and MLPs are positioned to benefit from the infrastructure build-out necessary to bring both shale oil and gas to market.

Also benefiting performance were investments in Oppenheimer Real Estate Fund and Oppenheimer Global Multi Strategies Fund. Oppenheimer Real Estate Fund invests primarily in U.S. Real Estate Investment Trusts (“REITs”), which are specially structured companies that provide tax-efficient exposure to income-producing commercial real estate. Investors remain interested in attractive yields and we believe the combination of an improving U.S. economy, growing demand for commercial real estate, tight supply and accommodative monetary policies should continue to benefit the asset class. Oppenheimer Global Multi Strategies Fund seeks to offer the benefits of hedge fund-like strategies (e.g., Global Macro, Equity Market Neutral, Volatility, Fixed Income Alternative) with the transparency, pricing and daily liquidity of a mutual fund. Falling correlations across asset classes provided opportunities to generate alpha through a variety of strategies, including Global Macro and Equity Market Neutral. This underlying fund seeks to generate attractive risk-adjusted returns that have low correlations to traditional stocks and bonds and are independent of market direction.

The most significant detractor from performance this period was Oppenheimer Gold & Special Minerals Fund. This underlying fund invests in securities that provide exposure to gold and other valuable metals, with a heavy concentration in gold mining equities. After several years of rising prices in a bull market, gold fell during the period, causing investors to sell gold mining equities aggressively. While issues remain today in the precious metals sector, we believe this fall in value has left gold mining equities as attractively valued as they have ever been versus bullion in the last 30 years.

STRATEGY & OUTLOOK

In our view, the macro factors that help drive performance of the asset classes the Fund is invested in remain firmly in place, including accommodative monetary and fiscal policies in the U.S. and around the world, competitive currency debasement, near zero interest rates and geopolitical turmoil. At the same time, valuations for these asset classes are mixed. Investors now face a world of experimental monetary and fiscal policies, and we believe the potential unintended consequences of these policies could be greater than many appreciate. Furthermore, inflation as measured by headline or core Consumer Price Index (“CPI”) remains well behaved and in line with the Federal Reserve’s long-term

4    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

target. In addition, volatility remains extremely low, so it is not surprising that we see minimal investor interest in hedging inflation today. But volatility can change abruptly, and with most of the major central banks either printing money or otherwise engaging in unconventional monetary policy to ease (with Japan being the latest example), we believe interest in hedging inflation could rise dramatically over time. For all of these reasons, we are constructive on the Fund’s diversified exposure to its underlying alternative asset classes.

Alan C. Gilston Portfolio Manager

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    5

Top Holdings and Allocations*

ASSET CLASS ALLOCATION

Alternative Funds:	95.1%
Oppenheimer SteelPath Master MLP Fund, LLC	22.4
Oppenheimer Real Estate Fund, Cl. I	20.9
Oppenheimer Currency Opportunities Fund, Cl. I	14.5
Oppenheimer Commodity Strategy Total Return Fund, Cl. I	14.5
Oppenheimer Gold & Special Minerals Fund, Cl. I	12.8
Oppenheimer Global Multi Strategies Fund, Cl. I	10.0
Domestic Fixed Income Fund:	4.9
Oppenheimer Short Duration Fund, Cl. Y	4.9

Portfolio holdings and allocations are subject to change. Percentages are as of March 28, 2013, and are based on total market value of investments

*March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of accompanying Notes to Financial Statements.

6    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/28/13

	Inception Date	Since Inception
Class A (ODAAX)	12/28/12	2.50%
Class C (ODACX)	12/28/12	2.10%
Class I (ODAIX)	12/28/12	2.50%
Class N (ODANX)	12/28/12	2.30%
Class Y (ODAYX)	12/28/12	2.40%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/28/13

	Inception Date	Since Inception
Class A (ODAAX)	12/28/12	-3.39%
Class C (ODACX)	12/28/12	1.10%
Class I (ODAIX)	12/28/12	2.50%
Class N (ODANX)	12/28/12	1.30%
Class Y (ODAYX)	12/28/12	2.40%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares.

March 28, 2013 was the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    7

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, December 28, 2012 (commencement of operations) and held for the period ended March 28, 2013.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on October 1, 2012 and held for the six months ended March 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    9

Actual	Beginning Account Value	Ending Account Value March 28, 2013	Expenses Paid During the Period Ended March 28, 2013[1,2]
Class A	$1,000.00	$1,025.00	$3.34
Class C	1,000.00	1,021.00	7.84
Class I	1,000.00	1,025.00	2.45
Class N	1,000.00	1,023.00	6.27
Class Y	1,000.00	1,024.00	6.10

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.05	6.55
Class C	1,000.00	1,009.32	15.39
Class I	1,000.00	1,019.76	4.82
Class N	1,000.00	1,012.36	12.31
Class Y	1,000.00	1,012.70	11.96

1. Actual expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 91/365 to reflect the period from December 28, 2012 (commencement of operations) to March 28, 2013.

2. Hypothetical expenses paid are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

The expense ratio for the period from December 28, 2012 (commencement of operations) to March 28, 2013 is as follows:

Class	Expense Ratios
Class A	1.32%
Class C	3.10
Class I	0.97
Class N	2.48
Class Y	2.41

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value
Investment Companies—99.1%[1]
Alternative Funds—94.2%
Oppenheimer
Commodity Strategy
Total Return Fund,
Cl. I2	620,802	$2,023,813
Oppenheimer
Currency
Opportunities Fund,
Cl. I	142,546	2,024,152
Oppenheimer Global
Multi Strategies Fund,
Cl. I	53,219	1,399,140
Oppenheimer Gold &
Special Minerals
Fund, Cl. I2	70,072	1,788,946
Oppenheimer Real
Estate Fund, Cl. I	118,323	2,910,744
Oppenheimer
SteelPath Master MLP
Fund, LLC	266,208	3,127,950

		13,274,745
Domestic Fixed Income Fund—4.9%
Oppenheimer Short
Duration Fund, Cl. Y	68,185	683,210
Total Investments, at Value
(Cost $13,659,662)	99.1%	13,957,955
Assets in Excess of Other
Liabilities	0.9	129,415

Net Assets	100.0%	$14,087,370

Footnotes to Statement of Investments

*	March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    11

STATEMENT OF INVESTMENTS Unaudited / (Continued)

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 28, 2012 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares March 28, 2013
Oppenheimer Commodity
Strategy Total Return Fund, Cl. I	—	625,356	4,554	620,802
Oppenheimer Currency
Opportunities Fund, Cl. I	—	143,630	1,084	142,546
Oppenheimer Global Multi
Strategies Fund, Cl. I	—	53,620	401	53,219
Oppenheimer Gold & Special
Minerals Fund, Cl. I	—	70,629	557	70,072
Oppenheimer Real Estate Fund,
Cl. I	—	119,189	866	118,323
Oppenheimer Short Duration
Fund, Cl. Y	—	68,706	521	68,185
Oppenheimer SteelPath Master
MLP Fund, LLC	—	268,111	1,903	266,208

		Value	Income	Realized Gain (Loss)
Oppenheimer Commodity Strategy
Total Return Fund, Cl. I		$2,023,813	$—	$(70)
Oppenheimer Currency Opportunities Fund, Cl. I		2,024,152	—	(33)
Oppenheimer Global Multi Strategies Fund, Cl. I		1,399,140	—	(5)
Oppenheimer Gold & Special Minerals Fund, Cl. I		1,788,946	—	(1,688)
Oppenheimer Real Estate Fund, Cl. I		2,910,744	9,026	(10)
Oppenheimer Short Duration Fund, Cl. Y		683,210	—	(4)
Oppenheimer SteelPath Master MLP Fund, LLC		3,127,950	981	1,251

Total		$13,957,955	$10,007	$(559)

2. Non-income producing security.

See accompanying Notes to Financial Statements.

12    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments—affiliated companies (cost $13,659,662)	$13,957,955
Cash	21,302
Receivables and other assets:
Shares of beneficial interest sold	168,343
Dividends	9,026
Other	4,451

Total assets	14,161,077
Liabilities
Payables and other liabilities:
Investments purchased	46,187
Shares of beneficial interest redeemed	16,263
Legal, auditing and other professional fees	8,151
Distribution and service plan fees	2,707
Transfer and shareholder servicing agent fees	341
Trustees’ compensation	56
Other	2

Total liabilities	73,707
Net Assets	$14,087,370

Composition of Net Assets
Par value of shares of beneficial interest	$1,375
Additional paid-in capital	13,819,542
Accumulated net investment loss	(31,281)
Accumulated net realized loss on investments	(559)
Net unrealized appreciation on investments	298,293

Net Assets	$14,087,370

1. March 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    13

STATEMENT OF ASSETS AND LIABILITIES Unaudited / (Continued)

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $12,772,424 and
1,246,501 shares of beneficial interest outstanding)	$10.25
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$10.88
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $696,528 and 68,201 shares of beneficial interest outstanding)	$10.21
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,249 and 1,000 shares of beneficial interest outstanding)	$10.25
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,116 and 13,499 shares of beneficial interest outstanding)	$10.23
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $470,053 and 45,892 shares of beneficial interest outstanding)	$10.24

See accompanying Notes to Financial Statements.

14    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF OPERATIONS For the Period Ended March 28, 20131 / Unaudited

Allocation of Income and Expenses from Master Fund[2]
Net investment loss allocated from Oppenheimer SteelPath Master MLP Fund, LLC:
Dividends	$885
Interest	96
Expenses	(5,167)

Net investment loss allocated from Oppenheimer SteelPath Master MLP Fund, LLC	(4,186)
Investment Income
Dividends from affiliated companies	9,026
Expenses
Distribution and service plan fees:
Class A	2,823
Class C	627
Class N	69
Transfer and shareholder servicing agent fees:
Class A	596
Class C	116
Class I	1
Class N	31
Class Y	48
Shareholder communications:
Class A	157
Class C	27
Class N	13
Class Y	18
Legal, auditing and other professional fees	30,653
Trustees’ compensation	56
Custodian fees and expenses	2
Other	884

Total expenses	36,121
Net Investment Loss	(31,281)

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. The Fund invests in an affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 1 of the accompanying Notes.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    15

STATEMENT OF OPERATION Unaudited / (Continued)

Realized and Unrealized Gain (Loss)
Net realized loss on affiliated companies	$(1,810)
Net realized gain allocated from Oppenheimer SteelPath Master MLP Fund, LLC	1,251

Net realized loss	(559)

Net change in unrealized appreciation/depcreciation on investments	(99,711)
Net change in unrealized appreciation/depreciation allocated from Oppenheimer SteelPath
Master MLP Fund, LLC	398,004

Net change in unrealized appreciation/depreciation	298,293

Net Increase in Net Assets Resulting from Operations	$266,453

See accompanying Notes to Financial Statements.

16    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended March 28, 2013[1] (Unaudited)
Operations
Net investment loss	$(31,281)
Net realized loss	(559)
Net change in unrealized appreciation/depreciation	298,293

Net increase in net assets resulting from operations	266,453
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	12,455,783
Class C	682,139
Class I	—
Class N	126,554
Class Y	456,441

13,720,917
Net Assets
Total increase	13,987,370
Beginning of period	100,000 [2]

End of period (including accumulated net investment loss of $31,281 for the period ended March 28, 2013)	$14,087,370

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Reflects the value of the Manager’s initial seed money invested on September 10, 2012.

See accompanying Notes to Financial Statements.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    17

FINANCIAL HIGHLIGHTS

Class A	Period Ended March 28, 2013[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.03)
Net realized and unrealized gain	0.28

Total from investment operations	0.25
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[3]	2.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,772
Average net assets (in thousands)	$11,147
Ratios to average net assets:[4,5]
Net investment loss	(1.00)%
Total expenses[6]	1.32%
Portfolio turnover rate	1%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended March 28, 2013	2.03%

See accompanying Notes to Financial Statements.

18    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class C	Period Ended March 28, 2013[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.06)
Net realized and unrealized gain	0.27

Total from investment operations	0.21
Net asset value, end of period	$10.21

Total Return, at Net Asset Value[3]	2.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$697
Average net assets (in thousands)	$254
Ratios to average net assets:[4,5]
Net investment loss	(2.47)%
Total expenses[6]	3.10%
Portfolio turnover rate	1%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended March 28, 2013	3.81%

See accompanying Notes to Financial Statements.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    19

FINANCIAL HIGHLIGHTS (Continued)

Class I	Period Ended March 28, 2013[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized gain	0.27

Total from investment operations	0.25
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[3]	2.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4,5]
Net investment loss	(0.71)%
Total expenses[6]	0.97%
Portfolio turnover rate	1%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended March 28, 2013	1.68%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Class N	Period Ended March 28, 2013[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.05)
Net realized and unrealized gain	0.28

Total from investment operations	0.23
Net asset value, end of period	$10.23

Total Return, at Net Asset Value[3]	2.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138
Average net assets (in thousands)	$61
Ratios to average net assets:[4,5]
Net investment loss	(1.86)%
Total expenses[6]	2.48%
Portfolio turnover rate	1%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended March 28, 2013	3.19%

See accompanying Notes to Financial Statements.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    21

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Period Ended March 28, 2013[1] (Unaudited)
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss[2]	(0.04)
Net realized and unrealized gain	0.28

Total from investment operations	0.24
Net asset value, end of period	$10.24

Total Return, at Net Asset Value[3]	2.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$470
Average net assets (in thousands)	$134
Ratios to average net assets:[4,5]
Net investment loss	(1.62)%
Total expenses[6]	2.41%
Portfolio turnover rate	1%

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013 which represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s shares of the allocated expenses and/or net investment income from Oppenheimer SteelPath Master MLP Fund, LLC.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Period Months Ended March 28, 2013	3.12%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Diversified Alternatives Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date. The Fund commenced operations on December 28, 2012.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual Period. The last day of the Fund’s semiannual period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Master Limited Partnerships (“MLP”). The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer SteelPath Master MLP Fund, LLC (the “MLP Fund”). The MLP Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    23

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

The investment objective of Oppenheimer SteelPath Master MLP Fund, LLC is to seek long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of a minimum of forty Master Limited Partnerships (“MLPs”). These securities represent limited partnership interests in energy infrastructure assets.

The Fund’s investment in the MLP Fund is included in the Statement of Investments. The Fund recognizes income and gain (loss) on its investment in the MLP Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding MLP Fund shares held, of the total net income (loss) earned and the net gain (loss) realized on investments sold by the MLP Fund. As a shareholder, the Fund is subject to its proportional share of the MLP Fund’s expenses, including its management fee.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$13,661,509

Gross unrealized appreciation	$606,734
Gross unrealized depreciation	(310,288)

Net unrealized appreciation	$296,446

24    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    25

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

26    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    27

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$10,830,005	$3,127,950	$—	$13,957,955
Total Assets	$10,830,005	$3,127,950	$—	$13,957,955

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended March 28, 2013[1,2]
	Shares	Amount
Class A
Sold	1,243,387	$12,485,200
Redeemed	(2,886)	(29,417)

Net increase	1,240,501	$12,455,783

Class C
Sold	70,352	$713,866
Redeemed	(3,151)	(31,727)

Net increase	67,201	$682,139

Class I
Sold	—	$—
Redeemed	—	—

Net increase	—	$—

Class N
Sold	13,183	$133,547
Redeemed	(684)	(6,993)

Net increase	12,499	$126,554

28    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

3. Shares of Beneficial Interest (Continued)

	Period Ended March 28, 2013[1,2]
	Shares	Amount
Class Y
Sold	44,892	$456,441
Redeemed	—	—

Net increase	44,892	$456,441

1. For the period from December 28, 2012 (commencement of operations) to March 28, 2013.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 10, 2012.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended March 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$13,768,849	$104,443

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from the Fund’s investments in the Underlying Funds. The weighted indirect management fees collected from the Fund’s investment in the Underlying Funds, as a percent of average daily net assets of the Fund for the period ended March 28, 2013 was 0.81%. This amount is gross of any waivers or reimbursements of management fees implemented at the Underlying Fund level. Under the sub-advisory agreement effective January 1, 2013, the Manager pays the Sub-Adviser a percentage of the indirect management fees (after all applicable waivers) from the Fund’s investments in the Underlying Funds.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    29

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

Class C	$3,959
Class N	490

30    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

5. Fees and Other Transactions with Affiliates (Continued)

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 28, 2013	$6,719	$—	$—	$—

Waivers and Reimbursements of Expenses. The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    31

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Pending Litigation (Continued)

awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. The court’s decision is subject to appeal. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

32    OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    33

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Edmund P. Giambastiani, Jr., Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., President and Principal Executive Officer

Alan C. Gilston , Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER DIVERSIFIED ALTERNATIVES FUND    35

PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RS1132.001.0313 May 20, 2013

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Diversified Alternatives Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 5/8/2013